SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 4, 2004
                        (Date of earliest event reported)

                      Access Integrated Technologies, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                   001-31810               22-3720962
   (State or other jurisdiction  (Commission File Number)    (IRS Employer
        of incorporation)                                 Identification No.)


        55 Madison Avenue, Suite 300, Morristown NJ                  07960
          (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code         973-290-0080

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Item 9.  Regulation FD Disclosure.

     Access Integrated Technologies, Inc. hereby incorporates by reference the contents of its press release dated June 7, 2004, regarding the consummation on June 4, 2004 of a private placement exempt from the registration requirements under the Securities Act of 1933, as amended, with a limited number of institutional and other accredited investors. Such press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                ACCESS INTEGRATED TECHNOLOGIES, INC.



                                By: /s/ A. Dale Mayo
                                    --------------------------------------------
                                    Name:  A. Dale Mayo
                                    Title: President and Chief Executive Officer


                            Dated as of June 7, 2004.
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                                  EXHIBIT INDEX


     99.1 Press Release of Access Integrated Technologies, Inc., dated June 7, 2004